Vanguard Inflation-Protected Securities Fund

Supplement Dated September 29, 2026, to the Prospectus and Summary Prospectus Dated April 28, 2026
Important Change to Vanguard Inflation-Protected Securities Fund (the “Fund”)

Effective today, the prospectus for the Fund is amended as follows:
Prospectus and Summary Prospectus Text Changes
The following replaces the language under “Principal Investment Strategies” in the Fund Summary section:
The Fund employs an active management approach, investing mainly in investment-grade, inflation-indexed bonds. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. At a minimum, all bonds purchased by the Fund are rated investment-grade by an independent bond rating agency or, if unrated, are determined by the Fund’s advisor to be of comparable quality. The Fund may invest in bonds of any maturity but generally expects to maintain a dollar-weighted average maturity in the range of 4 to 10 years.
The Fund invests primarily in U.S. Treasury inflation-protected securities (commonly known as “TIPS”), which are a type of inflation-indexed security. Inflation-indexed securities provide interest and principal payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The periodic adjustment of TIPS is tied to the Consumer Price Index.
In addition to inflation-indexed bonds, the Fund may invest in securities that are not inflation-indexed, including bonds issued by agencies and instrumentalities of the U.S. government and/or agency mortgage-backed securities.
The Fund also may enter into To Be Announced (“TBA”) transactions or may invest in derivatives such as fixed income futures contracts, fixed income options (including options on swaps), interest rate swaps, total return swaps, credit default swaps, or other derivatives.

In addition, the following is added under “Principal Risks” in the Fund Summary section:
• Prepayment Risk. Certain bonds are subject to risks associated with prepayment. Prepayment risk for callable bonds is described under Call Risk. With respect to mortgage-backed, asset-backed, and similar debt securities, prepayment typically refers to borrowers repaying their debt early (e.g., before the maturity date). Prepayment of bonds held by the Fund would result in the Fund losing any price appreciation above the amount repaid (or the bond’s call price, in the case of callable bonds). In addition, because prepayments occur more frequently in low interest rate environments, the Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent prepayments and subsequent reinvestment of the proceeds also would increase the Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments.
• TBA Mortgage-Backed Securities. A TBA transaction represents an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price at a future date, but does not specify the particular security to be delivered. TBA transactions are subject to the risk that the values of the mortgage-backed securities that the Fund has agreed to purchase will decline prior to the settlement date or that the counterparty will not deliver the securities as promised.
Prospectus Text Changes
The following replaces the language under “Security Selection” in the Investment Objective and More on Principal Investment Strategies section:
The Fund’s advisor buys and sells securities based on its judgement about issuers, the prices of securities, and other economic factors. Although the advisor uses the Bloomberg U.S. Treasury Inflation Protected Securities Index as a benchmark for the Fund’s performance, the Fund’s average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance the Fund’s returns.
The Fund emphasizes inflation-indexed bonds issued by the U.S. government (e.g., U.S. Treasury Inflation-Protected Securities or “TIPS”), although it also may purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government or by corporations. The Fund may invest in bonds of any maturity but is generally expected to maintain a dollar-weighted average maturity in the range of 4 to 10 years. In addition to inflation-indexed bonds, the

Fund may also invest in securities that are not inflation-indexed, including bonds issued by agencies and instrumentalities of the U.S. government and/or agency mortgage-backed securities.
The Fund also may invest in derivatives such as fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this Prospectus. In particular, derivatives will be used only when they may help the advisor accomplish one or more of the following:
• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
• Add value when these instruments are favorably priced.
• Adjust sensitivity to changes in interest rates.
The Fund may enter into transactions involving mortgage-backed securities, such as TBA transactions or mortgage dollar rolls. The Fund may enter into TBA transactions as a buyer or a seller. When entering into TBA transactions as a seller, the Fund may sell a TBA mortgage-backed security that it does not hold (i.e., engage in a short sale). The Fund will use mortgage dollar rolls only if their use is consistent with the Fund’s investment objective and principal investment strategies.
The following is added to “Additional Information Regarding the Fund’s Investments” under the Investment Objective and More on Principal Investment Strategies section:
• U.S. Government and Agency Securities represent loans by investors to the U.S. Treasury or to a wide variety of government agencies and instrumentalities. Securities issued by the U.S. Treasury and a small number of U.S. government agencies (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, securities issued by most U.S. government entities, including the U.S. government-sponsored enterprises discussed below, are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation and to the expectation that the U.S. Treasury will be able to honor its obligations.
A number of government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, issue debt and mortgage-backed securities. Although government-sponsored enterprises 29 may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. For example, in September 2008, the U.S. Treasury placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation to provide them with capital in exchange for senior preferred stock. However, in general, a government-sponsored enterprise’s securities are neither issued nor guaranteed by the U.S. Treasury, and they are not backed by the full faith and credit of the U.S. government. In most cases, securities issued by a government-sponsored enterprise are supported only by the credit of the government-sponsored enterprise itself. In some cases, a government-sponsored enterprise’s securities may be supported by the ability of the government-sponsored enterprise to borrow from the U.S. Treasury or may be supported by the U.S. government in another way.
• Mortgage-Backed Securities represent partial ownership in pools of commercial or residential mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by private corporations (non-agency mortgage-backed securities) or government issuers (agency mortgage-backed securities) for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.
As discussed under U.S. Government and Agency Securities, most mortgage-backed securities issued by U.S. government entities or government-sponsored enterprises are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. One exception is securities issued by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. government.
• TBA Mortgage-Backed Securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price at a future date, but do not specify the particular securities to be delivered.
• Mortgage Dollar Rolls are transactions in which a fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. Entering into a mortgage dollar roll transaction has the potential to enhance a fund’s returns and reduce its administrative burdens compared to an investment in a traditional mortgage-backed security. The use of mortgage dollar rolls may increase a fund’s portfolio turnover rate.
• Derivatives, in general, are financial contracts whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate.

The following is added to the More on Fund Risks section:
• Prepayment Risk. Certain bonds may be repaid in full prior to their maturity dates. Prepayment can be driven by bond calls (see Call Risk) or by borrowers repaying their debt earlier than anticipated (in the case of mortgage-backed, asset-backed, and similar debt securities such as collateralized mortgage obligations). In both cases, prepayment results in the principal value of a bond being repaid prior to its maturity date, resulting in fewer interest payments overall. Prepayments cause the investor (in this case, the Fund) to lose any price appreciation that would have occurred between the time the principal was paid in full and the original maturity date.
Prepayments occur more frequently in low interest rate environments. For example, during periods of falling interest rates, homeowners are more likely to refinance their mortgages, resulting in prepayment of mortgage-backed securities. Similarly, credit card holders are more likely to pay off their credit card bills, resulting in prepayment of asset-backed securities. As an investor in these securities, the Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. In addition, frequent prepayments (as is likely during periods of falling interest rates) and the Fund’s subsequent reinvestment of the proceeds would increase the Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. For example, investments in mortgage-backed securities are subject to the risk that homeowners will repay their mortgages more slowly than anticipated during periods of rising interest rates, which would extend the duration of mortgage-backed securities held by the Fund. The proceeds from such securities would then be unavailable to reinvest at higher interest rates.
• TBA Mortgage-Backed Securities. A TBA transaction represents an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price at a future date, but does not specify the particular security to be delivered. TBA transactions are subject to the risk that the values of the mortgage-backed securities that the Fund has agreed to purchase will decline prior to the settlement date or that the counterparty will not deliver the securities as promised.
The following replaces the language under “Other Types of Investments” in the Other Investment Policies section:
The Fund may invest in securities that are not inflation-indexed, including U.S. agency bonds and/or agency mortgage-backed securities as disclosed elsewhere in this Prospectus. The Fund also may invest in other non-inflation-indexed bonds (such as corporate bonds or U.S. government bonds), cash equivalent investments (including repurchase agreements), or derivatives. The Fund typically makes such investments when inflation-indexed bonds are less attractive as an investment.
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A restricted security is an illiquid security that has not been publicly issued and legally can be resold only to qualified buyers. From time to time, the Board may determine that particular restricted securities are not illiquid, in which case the Fund may purchase such securities without limit.

© 2026 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.	PS 119B 092026

Vanguard Bond Index Funds

Supplement Dated September 29, 2026, to the Statement of Additional Information Dated April 28, 2026
Important Changes to Vanguard Inflation-Protected Securities Fund (the “Fund”)
Effective today, the Statement of Additional Information for the Fund is amended as follows:
The following is added to the Investment Strategies, Risks, and Nonfundamental Policies section:
Debt Securities—Foreign Debt Securities. Foreign debt securities are debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign governments and corporations. Foreign debt securities may trade in U.S. or foreign markets. Investing in foreign debt securities involves certain special risk considerations that are not typically associated with investing in debt securities of U.S. issuers.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 084C 092026